                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Subsection 240.14a-11(c) or
      Subsection 240.14a-12
[ ] Confidential, For use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   HEARTLAND BANCSHARES, INC.
---------------------------------------------------------------
    (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement,
                  if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]   No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
_________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
_________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

_________________________________________________________________

     5.     Total fee paid:

_________________________________________________________________

[  ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                      March 28, 1997





Dear Stockholder:

     We invite you to attend the first Annual Meeting of Stockholders of Heartland Bancshares, Inc. to be held at the Herrin Civic Center, 101 South 16th Street, Herrin, Illinois on
Thursday, April 24, 1997 at 2:00 p.m., local time.

     The accompanying notice and proxy statement describe the formal business to be transacted at the Annual Meeting. Also enclosed is an Annual Report to Stockholders for the 1996 fiscal year. Directors and officers of the Company as well as representatives of Gray Hunter Stenn, CPAs, the Company's independent auditors for the 1996 fiscal year, will be available to respond to any questions the stockholders may have.

     You are cordially invited to attend the Annual Meeting. REGARDLESS OF WHETHER YOU PLAN TO ATTEND, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                 Sincerely,

                                 /s/ Roger O. Hileman

                                 Roger O. Hileman
                                 President and
                                   Chief Executive Officer

_________________________________________________________________
                  HEARTLAND BANCSHARES, INC.
                    318 SOUTH PARK AVENUE
                 HERRIN, ILLINOIS  62948-3604
                       (618) 942-7373
________________________________________________________________
            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON APRIL 24, 1997
________________________________________________________________

     NOTICE IS HEREBY GIVEN that the first Annual Meeting of Stockholders ("Annual Meeting") of Heartland Bancshares, Inc. (the "Company"), will be held at the Herrin Civic Center, located at 101 South 16th Street, Herrin, Illinois at 2:00 p.m., local time, on Thursday, April 24, 1997.

     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon:

     1. The election of two directors of the Company to a three-year term; and

     2. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

     Note: The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 14, 1997, are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy Card will not be used if you attend and vote at the Annual Meeting in person.

                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Christy L. Cripps

                             CHRISTY L. CRIPPS
                             SECRETARY
Herrin, Illinois
March 28, 1997

_________________________________________________________________
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
_________________________________________________________________

_________________________________________________________________
                  PROXY STATEMENT
                       OF
            HEARTLAND BANCSHARES, INC.
              318 South Park Avenue
           Herrin, Illinois  62948-3604

          ANNUAL MEETING OF STOCKHOLDERS
                  April 24, 1997
_________________________________________________________________

________________________________________________________________
                      GENERAL
________________________________________________________________

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Heartland Bancshares, Inc. (the "Company") to be used at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting") which will be held at the Herrin Civic Center, 101 South 16th Street, Herrin, Illinois on Thursday, April 24, 1997, at 2:00 p.m., local time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about March 28, 1997.

________________________________________________________________
           VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and in favor of each of the other proposals set forth in this Proxy Statement for con-sideration at the Annual Meeting. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder alone at the Annual Meeting will not revoke such stockholder's proxy.

_________________________________________________________________
                VOTING SECURITIES
_________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on March 14, 1997 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 876,875 shares of Common Stock issued and outstanding.

_________________________________________________________________
 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
_________________________________________________________________

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by any person or group of persons who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, the shares beneficially owned by the Company's Chief Executive Officer and shares beneficially owned by all directors and executive officers as a group. Other than as disclosed below, management knows of no person who beneficially owned more than 5% of the Common Stock at the Record Date.

                                      AMOUNT AND     PERCENT OF
                                      NATURE OF      SHARES OF
NAME AND ADDRESS                      BENEFICIAL     COMMON STOCK
OF BENEFICIAL OWNER                   OWNERSHIP(1)   OUTSTANDING
-------------------                   ------------   ------------
Heartland Bancshares, Inc.             70,150 (2)       8.0%
Employee Stock Ownership Plan
318 South Park Avenue
Herrin, Illinois  62948-3604

Barrett Rochman                        62,109           7.08
P.O. Box 3074
Carbondale, Illinois 62901

All Directors and Executive Officers
  as a Group (8 persons)              199,000           22.7

_______________
(1) Includes all shares held directly as well as by spouses or as custodian or trustee for minor children, and shares held by a group acting in concert, over which shares the named individuals effectively exercise sole voting and investment power, or for a group acting in concert, share voting and investment power.

(2) These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid. The ESOP trustees, currently Directors Walker, Stevens, Youngblood, Cross and Calcaterra, vote all allocated shares in accordance with instructions of the participants. Unallocated shares and shares for which no instructions have been received generally are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, as directed by the Company's Board of Directors.

_________________________________________________________________
            PROPOSAL I -- ELECTION OF DIRECTORS
_________________________________________________________________

     The Company's Board of Directors is currently composed of six members. Under the Company's Articles of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. At the Annual Meeting, directors will be elected for terms expiring at the Annual Meeting to be held in the year 2000. The Board of Directors has nominated Directors B. D. Cross and Paul Calcaterra, each to serve for an additional term of three years and until his successor is elected and qualified. Under Illinois law, directors are elected by a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote in the election of directors.

     Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If either of the nominees is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of
such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
LISTED BELOW.

     The following table sets forth, for the nominees and each continuing director, his name, age as of the Record Date, the year he first became a director of the Company's principal subsidiary, Heartland National Bank (the "Bank") (or its predecessor, First Federal Savings and Loan Association of Herrin (the "Association")), and the expiration of his current term as a director of the Company. Except as noted below, all such persons were initially appointed as directors of the Company in connection with the incorporation and organization of the Company and remained as such following the conversion of the Association from mutual to stock form, its reorganization into the holding company form of ownership as a subsidiary of the Company, and its subsequent conversion to a national bank (i.e., the Bank) (collectively, the "Conversion"). Each director of the Company is also a member of the Board of Directors of the Bank.

                                  Year First                     Shares of
                                    Elected                     Common Stock
                       Age as     Director of      Current      Beneficially
                       of the      the Bank          Term       Owned at the      Percent
Name                Record Date  or Association   to Expire    Record Date(1)    of Class
------------------------------------------------------------------------------------------
                     BOARD NOMINEE FOR TERM TO EXPIRE IN 2000

Paul R. Calcaterra     46            1992             1997         25,000           2.85%
B.D. Cross             66            1976             1997         25,000           2.85

                              DIRECTORS CONTINUING IN OFFICE

Roger O. Hileman       43            1995             1998         24,000           2.74
Charles Stevens        62            1973             1998         25,000           2.85
James C. Walker        70            1959             1999         25,000           2.85
Randall A. Youngblood  44            1991             1999         25,000           2.85


     The principal occupation of each nominee for director and each continuing director of the Company for the last five years is set forth below.

     PAUL R. CALCATERRA is a self-employed merchant in the wholesale food and beverages industry. He is also a current member of the Herrin Chamber of Commerce, the Herrin Elks and Knights of Columbus.

     B.D. CROSS is retired. Prior to his retirement, he was the Director of Off-Campus Military Programs for Southern Illinois University College of Engineering in England, Germany and the United States. Mr. Cross also served as the Director of Management Systems for Southern Illinois University and has provided consulting services to J.A. Logan College with respect to its computer curriculum. He formerly served as the Assistant Treasurer for Mercantile Mortgage Co. and as Manager of Systems Development for Olin Corp, New Haven, Ct. He is a former member of the City Council and the Senior Citizens County Advisory Board and serves as Trustee and Deacon of the Grand Avenue Baptist Church.

     ROGER O. HILEMAN has been President and Chief Executive Officer of the Company since its inception and of the Bank since joining the Bank in June 1994. From 1983 until he joined the Bank, Mr. Hileman was Executive Vice President and Chief Executive Officer of Chester Savings Bank in Chester, Illinois. Mr. Hileman serves as a member of the Knights of Columbus and the Rotary Club. He is also a current member and director of the local


Chamber of Commerce, the Shagbark Girl Scout Council Board (also serving on the Management Committee) and the Illinois League of Financial Institutions. He also serves on the Finance Committee of Our Lady of Mt. Carmel Catholic Church and is a member of various other civic organizations.

     CHARLES STEVENS owns and operates two Dairy Queen/Brazier restaurants in Carterville and Johnson City, Illinois and the Country Cupboard Restaurant in Carterville, Illinois. He is also a member and director of the Carterville Chamber of Commerce and the John A. Logan College Foundation Board.

     JAMES C. WALKER has been retired since 1981. He is a current member of the Herrin Chamber of Commerce and the Herrin
Rotary Club. Prior to his retirement, Mr. Walker owned a chain of men's clothing stores.

     RANDALL A. YOUNGBLOOD is a self-employed Certified Public Accountant in Herrin, Illinois. He is also a Board member of Herrin Youth Sports and a member of the Herrin Rotary Club and the Accounting/Business Administration Advisory Committee.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

     The following sets forth information with respect to executive officers of the Company who do not serve on the Board of Directors.

                             Age at
Name                       Record Date      Title
----                       -----------      -----
Ronald D. Maddox               55           Vice President and Chief Financial
                                            Officer
Christy L. Cripps              40           Secretary/Treasurer

     Presented below is certain information concerning executive officers of the Company who are not directors. Unless otherwise stated, both executive officers have held the positions indicated for at least the past five years.

     RONALD D. MADDOX has served as Vice President since joining the Bank in 1979. Mr. Maddox is a current member of the Herrin and Carterville Chambers of Commerce and a former examiner for the FDIC and a former Executive Vice President and Director of Ina State Bank, Ina, Illinois. He is also a former President and Director of Southern Illinois Finance Corporation in Sesser, Illinois.

     CHRISTY L. CRIPPS has served in various capacities since joining the Bank in 1976. In 1982, Ms. Cripps was appointed Secretary/Treasurer of the Bank. She is also a current member of the Herrin Chamber of Commerce and Beta Sigma Phi, a service sorority.

_________________________________________________________________
    MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
_________________________________________________________________

     The Company's Board of Directors conducts its business through meetings of the Board. The Board of Directors of the Company generally holds regular monthly meetings and holds special meetings as needed. During the year ended December 31, 1996, the Board of Directors of the Company met six times and the Board of Directors of the Bank met 15 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings of the Company or the Bank held while he was a member during the year ended December 31, 1996 and the total number of meetings held by committees on which he served during such fiscal year.

     The Company's Board of Directors has an Audit Committee consisting of Directors Walker, Cross and Youngblood. The Committee met once during the year ended December 31, 1996 to examine and approve the audit report prepared by the independent
auditors of the Bank and its subsidiary, to review and recommend the independent auditors to be engaged by the Bank, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies.

     The Company's full Board of Directors acts as a Nominating Committee for the purpose of selecting the management nominees for election as directors of the Company in accordance with the
Company's Bylaws.   During the year ended December 31, 1996, the
Nominating Committee met twice. In its deliberations, the Nominating Committee considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would allow the Board to continue its geographic diversity that provides for adequate representation of the Company's market area.

     The Company's Board of Directors acts has a Compensation Committee consisting of Directors Walker, Youngblood, Calcaterra
and Hileman.   This Committee met four times during the year
ended December 31, 1996. The Compensation Committee evaluates the compensation and fringe benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee morale. Directors of the Company who also are officers of the Company abstain from discussion and voting on matters affecting their compensation.

     In addition to the committees described above, the Board of Directors of the Bank has standing Loan, REO, Interest Rate Risk,
Building, Advertisement and Investment Committees.

________________________________________________________________
                 DIRECTORS' COMPENSATION
________________________________________________________________

     Each member of the Company's and the Bank's Boards of Directors (the same six individuals) receives a monthly retainer of $200 plus $150 per Board meeting attended for their service as Company directors, and $400 per month plus $250 per Board meeting attended for their service as Bank directors. Members of the Board's Loan Committee receive an additional $25 per Loan Committee meeting attended. During the year ended December 31, 1996, directors' fees for service on the Company's and the Bank's Board totaled $10,900. Pursuant to the Heartland Bancshares, Inc. 1996 Stock Option and Incentive Plan (the "Option Plan"), non-employee directors of the Company will be entitled to receive a one-time automatic grant of stock options in 1997. In addition, pursuant to the terms of the Heartland Bancshares, Inc. Management Recognition Plan, non-employee directors are entitled to receive a plan share award of shares of restricted Common Stock in 1997.

     Director Retirement Plan. The Bank's Board of Directors adopted the First Federal Savings and Loan Association of Herrin Retirement Plan for Directors (the "Directors' Plan"), effective December 31, 1995, for its directors who were members of the Bank's Board of Directors at some time on or after the plan's effective date. On June 28, 1996, the date of completion of the Conversion, the Bank assumed the obligations of the Directors' Plan. Under the Directors' Plan, a bookkeeping account in each participant's name is credited with "Performance Units" according to the following formula: (i) 70 "Performance Units" for each full year of service as a director prior to 1996, plus (ii) 100 Performance Units for each full year of service as a director after 1995, with the value of each Performance Unit equal to the average fair market value of one share of Common Stock as of December 31st of each of the three years preceding the determination date (or such shorter period as to which trading information is available). A participant's vested interest ("Vested Percentage") in Performance Units credited on the plan's effective date equals 50% if the participant serves on the Board for less than a year after December 31, 1995, increases to 75% if the participant completes 2 years of service after 1995, and becomes 100% if the participant completes a third year of service after 1995. In the event a participant's service on the Board is terminated due to death or disability, the participant's Vested Percentage becomes 100% regardless of the number of years of service. Performance Units credited after the plan's effective date are fully vested at all times.

     A participant's vested benefits under the Directors' Plan will be paid in substantially equal installments over a 10-year period after the participant's service as a director terminates for any reason, unless a director's service on the Board is terminated for "just cause." Notwithstanding the foregoing, a participant may elect, within 30 days after
becoming a participant, to have his or her account paid in a single lump sum distribution or in annual payments over a period of less than ten years. If a participant dies before receiving all benefits payable under the Directors' Plan, such payments shall be made to his or her beneficiary or, if no beneficiary has been designated or if the designated beneficiary has predeceased the participant, to the participant's estate. Benefits under the Directors' Plan are nontransferable. The Bank will pay all benefits in cash from its general assets, and expects to establish a trust in order to hold assets with which to pay benefits. Trust assets will be subject to the claims of the Bank's general creditors. In the event a participant prevails over the Bank in a legal dispute as to the terms or interpretation of the Directors' Plan, he or she will be reimbursed for his or her legal and other expenses.

________________________________________________________________
         EXECUTIVE COMPENSATION AND OTHER BENEFITS
________________________________________________________________

     Summary Compensation Table. The following table sets forth cash and noncash compensation for the fiscal year ended December 31, 1996 awarded to or earned by the Company's Chief Executive Officer for services rendered in all capacities to the Company and its subsidiaries.

                          Annual Compensation
                       ------------------------
Name and               Fiscal                       Other Annual    All Other
Principal Position     Year    Salary     Bonus     Compensation  Compensation
-----------------      ----    ------     -----    -------------  ------------
Roger O. Hileman       1996   $84,000    $8,405      $  --         $   --
President and Chief    1995    80,000     8,190         --           6,058
Executive Officer

     Employment Agreements. The Company and the Bank entered into separate employment agreements (the "Employment Agreements") with Mr. Roger O. Hileman, President and Chief Executive Officer of the Bank and of the Company. In such capacities, Mr. Hileman is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Board of Directors. Such Boards believe that the Employment Agreements assure fair treatment of Mr. Hileman in relation to his career with the Company and the Bank by assuring him of some financial security.

     The Employment Agreements became effective on June 28, 1996 and provide for a term of three years, with an annual base salary of $84,000. On each anniversary date from the date of commencement of the Employment Agreements, the term of his employment under the Employment Agreements may be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of Mr. Hileman has met the required performance standards and that such Employment Agreements should be extended. Each Employment Agreement provides Mr. Hileman with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, and vacation and sick leave. The Employment Agreements will terminate upon his death or disability, and are terminable by the Company and Bank for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Hileman's employment without just cause or takes action constituting a constructive discharge he will be entitled to a payment of his salary up to the Employment Agreement's expiration date, plus said salary for an additional 12-month period, and, at the Employee's election, either cash in an amount equal to the cost to him of obtaining health, life, disability, and other benefits through the Employment Agreement's expiration date, or continued participation under the Bank benefit plans through the Employment Agreement's expiration date, but only to the extent Mr. Hileman continues to qualify for participation therein. Amounts payable to Mr. Hileman will be paid, at the option of Mr. Hileman, either in periodic payments through the Employment Agreement's expiration date, or in one lump sum within ten (10) days of such termination. If the Employment Agreements are terminated due to the Mr. Hileman's "disability" (as defined in the Employment Agreements), Mr.

Hileman will be entitled to a continuation of his salary and benefits for up to 180 days following such termination. In the event of Mr. Hileman's death during the term of the Employment Agreements, his estate will be entitled to receive his salary through the end of the month in which Mr. Hileman's death occurred. Severance benefits payable to Mr. Hileman or to his estate will be paid in a lump sum or in installments, as he (or his estate) elects. Mr. Hileman is able to voluntarily terminate his Employment Agreement by providing 90 days' written notice to the Boards of Directors of the Bank and the Company, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

     The Employment Agreements contain provisions stating that in the event of Mr. Hileman's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," Mr. Hileman will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Mr. Hileman receives on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank, at the beginning of such period, cease to constitute at least a majority of the Board of Directors of the Company or the Bank, provided the election of said directors was approved by at least a majority of the initial directors then in office. The Employment Agreement with the Bank provides that within 5 business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times his base amount, that will be used to pay Mr. Hileman amounts owed to him upon termination, other than for just cause, within one year of the change in control. The Employment Agreements also provide for a similar lump sum payment to be made in the event of his voluntary termination of employment within 30 days of a change in control of the Bank or the Company. Alternatively, Mr. Hileman may voluntarily terminate his employment within one year of a change in control and be entitled to receive a similar payment, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by him, including (i) the requirement that he perform his principal executive functions more than 30 miles from his current primary office, (ii) a material reduction in his base compensation as then in effect,
(iii) the failure of the Company or the Bank to maintain existing or substantially similar employee benefit plans, (iv) the assignment to him of duties and responsibilities which are other than those normally associated with his position, (v) a material reduction in his authority and responsibility, and (vi) the failure to re-elect him to the Company's or the Bank's Board of Directors.

     The aggregate payments that would be made to Mr. Hileman, assuming his termination of employment under the foregoing circumstances at December 31, 1996, would have been approximately $251,000. In the event that Mr. Hileman prevails over the Company and the Bank in a legal dispute as to the Employment Agreement, he will be reimbursed for his legal and other expenses.
________________________________________________________________
              TRANSACTIONS WITH MANAGEMENT
________________________________________________________________

     The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. The Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans to such persons must be approved in advance by a disinterested majority of the Board of Directors. At December 31, 1996, the Bank's loans to directors and executive officers totalled $542,000, or 4.3% of stockholders' equity at that date.

________________________________________________________________
    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on the Company's review of such reports which the Company received during the last fiscal year, or written representations from such persons that no annual report of change in beneficial ownership was required, the Company believes that, during the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

________________________________________________________________
                    OTHER MATTERS
________________________________________________________________

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should pro-perly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
       RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

     Gray Hunter Stenn, CPAs, which were the Company's independent auditors for the 1996 fiscal year, have been retained by the Board of Directors to be the Company's auditors for the 1997 fiscal year. A representative of Gray Hunter Stenn, CPAs is expected to be present at the Annual Meeting to respond to appropriate stockholders' questions and will have the opportunity to make a statement if he so desires.

________________________________________________________________
                      MISCELLANEOUS
________________________________________________________________

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

     The Company's 1996 Annual Report to Stockholders, including financial statements, accompanies this Proxy Statement, which has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                    STOCKHOLDER PROPOSALS
________________________________________________________________

     In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 318 South Park Avenue, Herrin, Illinois 62948-3604 no later than November 28, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

________________________________________________________________
                     FORM 10-KSB
________________________________________________________________

     A COPY OF THE COMPANY'S FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HEARTLAND BANCSHARES, INC., 318 SOUTH PARK AVENUE, HERRIN, ILLINOIS 62948-3604.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      /s/ Christy L. Cripps

                      Christy L. Cripps
                      Secretary
Herrin, Illinois
March 28, 1997

                      REVOCABLE PROXY
                  HEARTLAND BANCSHARES, INC.
      __________________________________________________
                ANNUAL MEETING OF STOCKHOLDERS
                       April 24, 1997
      ___________________________________________________

     The undersigned hereby appoints James C. Walker, Randall A. Youngblood and Charles Stevens with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Heartland Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Annual Meeting"), to be held at the Herrin Civic Center, 101 South 16th Street, Herrin, Illinois on Thursday, April 24, 1997 at 2:00 p.m., local time, and at any and all adjournments thereof, as indicated below and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

                                                        VOTE
                                                FOR    WITHHELD
                                                ---    --------
  1.  The election as directors of all the
      nominees listed below (except as
      marked to the contrary below).           [   ]    [   ]

      B. D. Cross
      Paul R. Calcaterra

     INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR
     ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S
     NAME ON THE LINE PROVIDED BELOW.

     _____________________________________________

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
LISTED ABOVE.

_________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSONS AS DIRECTORS WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
_________________________________________________________________

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the undersigned.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting, the Company's Proxy Statement for the Annual Meeting and an Annual
Report for the 1996 fiscal year.

Signature _______________________________

Signature _______________________________

Date _____________________________, 199__


     Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.

_________________________________________________________________
     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN
THE ENCLOSED POSTAGE-PAID ENVELOPE.
_________________________________________________________________